UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/19/2011

R. R. DONNELLEY & SONS COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-4694

DE	361004130
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 S. Wacker Dr., Chicago, IL 60606

(Address of principal executive offices, including zip code)

312-326-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders on May 19, 2011.

(b) The following matters were voted upon at the Annual Meeting of Stockholders.

1. The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Thomas J. Quinlan III, Stephen M. Wolf, Lee A. Chaden, Judith H. Hamilton, Susan M. Ivey, Thomas S. Johnson, John C. Pope, Michael T. Riordan and Oliver R. Sockwell. The Inspectors of Election certified the following vote tabulations:

	FOR	AGAINST	ABSTAIN	NON-VOTES
Thomas J. Quinlan III	167,759,867	2,850,220	180,810	15,970,374
Stephen M. Wolf	161,801,562	8,803,389	185,946	15,970,374
Lee A. Chaden	169,092,381	1,140,173	558,345	15,970,374
Judith H. Hamilton	165,385,710	5,219,313	185,875	15,970,374
Susan M. Ivey	168,801,343	1,429,531	560,024	15,970,374
Thomas S. Johnson	130,334,184	40,262,246	194,467	15,970,374
John C. Pope	154,542,809	16,077,313	170,776	15,970,374
Michael T. Riordan	164,254,155	6,356,163	180,580	15,970,374
Oliver R. Sockwell	166,913,813	3,692,794	184,205	15,970,374

2. The Stockholders voted to approve the advisory resolution on executive compensation. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
121,284,966	49,043,812	461,930	15,970,374

3. The Stockholders voted, on an advisory basis, in favor of every year as the frequency of future advisory votes on executive compensation. The Inspectors of Election certified the following vote tabulation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES
134,483,224	941,450	34,897,861	450,308	15,970,374

4. The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2011. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
184,311,823	2,222,674	226,775	-0-

5. A stockholder proposal recommending preparation of a sustainable paper purchasing report was rejected by the Stockholders. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
42,551,052	102,090,786	26,149,060	15,970,374

6. A stockholder proposal recommending preparation of a report regarding political contributions by the Company was rejected by the Stockholders. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
75,510,585	79,517,311	15,763,002	15,970,374

7. A stockholder proposal recommending that the board of directors take steps to allow stockholders to take action by written consent was approved by the Stockholders. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES
104,290,598	65,787,151	713,148	15,970,374

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: May 23, 2011	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Executive Vice President, General Counsel